Exhibit 31.2

CERTIFICATION CHIEF FINANCIAL OFFICER PURSUANT TO RULES 13a-14(a)/15D-14(a)
UNDER THE SECURITIES ACT OF 1934, AS AMENDED

I, Charles Broes, certify that:

1.     I have reviewed this quarterly report on Form 10-Q of VitalTrust Business Development Corporation;

2.     Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for the registrant and have:

(a)
        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b)
   Evaluated the effectiveness of the registrant’s disclosure controls and procedures as presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

(c)
        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or its reasonably likely to materially affect the registrant’s internal control over financial reporting.

5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's’s auditors and the audit committee of the registrant’s board of directors (or persons fulfilling the equivalent function):

(i)
        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information;

(ii)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

VitalTrust Business Development Corporation

Date: August 21, 2006	By:	/s/ Charles Broes
Charles Broes
Chief Financial Officer